                          DELAWARE GROUP EQUITY FUNDS I

                             Delaware Balanced Fund
                                  (the "Fund")

          Supplement to the Fund's Statement of Additional Information
                             dated February 28, 2007

On August 16,  2007,  the Board of  Trustees of Delaware  Group  Equity  Funds I
unanimously  voted to approve  changes to the Fund's  investment  strategies and policies to: (1) increase  the Fund`s  ability to invest in illiquid  securities from 10% to 15% of net assets;  (2) broaden the Fund`s  investment  authority to invest in swaps with  maturities  of up to 30 years;  and (3) permit the Fund to invest without restriction in loan participations.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following  paragraph  replaces the first  paragraph in the section  entitled
"Investment Objectives,  Restrictions, and Policies - Non-Fundamental Investment
Restriction" on page 3 of the Statement of Additional Information:

In addition to the fundamental investment  restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be  subject  to  the  following  investment  restriction,  which  is  considered non-fundamental  and may be changed by the Board of Trustees without shareholder approval:  The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the  ordinary  course of  business  within seven  days at  approximately  the  value at  which  the  Fund  has  valued  the investment.

The following replaces the fourth paragraph in the section entitled  "Investment
Strategies and Risks - Interest Rate and Index Swaps", which begins on page 9 of the Statement of Additional Information:

The typical minimum notional amount is $5 million.  Variable  interest rates are usually set by reference to the London  Inter-Bank  Offered Rate ("LIBOR").  The
typical  maximum term of an interest rate swap  agreement  ranges from one to 12 years. Index swaps tend to be shorter term, often for one year.

The  following  replaces  the  fifteenth   paragraph  in  the  section  entitled
"Investment  Strategies and Risks - Interest Rate and Index Swaps", which begins on page 9 of the Statement of Additional Information:

There is not a well developed secondary market for interest rate or index swaps.
Most interest rate swaps are nonetheless  relatively  liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price.
Most index swaps,  on the other hand, are considered to be illiquid  because the counterparty/dealer  will  typically  not  unwind  an  index  swap  prior to its termination  (and,  not  surprisingly,  index  swaps  tend to have much  shorter terms). The Fund may therefore treat all swaps as subject to their limitation on illiquid investments.  For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

The following  information about Loans and Other Direct Indebtedness is added to the section entitled "Investment Strategies and Risks":

Loans and Other Direct Indebtedness
The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the  Fund  acquires  some  or all of the  interest  of a bank or  other  lending institution in a loan to a corporate, governmental, or other borrower. Many such loans are secured,  although some may be unsecured. Such loans may be in default at the time of  purchase.  Loans  that are  fully  secured  offer  the Fund more protection  than an  unsecured  loan in the event of  non-payment  of  scheduled interest or principal.  However,  there is no assurance that the  liquidation of
collateral   from  a  secured  loan  would  satisfy  the  corporate   borrower's
obligation,  or that the  collateral  can be  liquidated.  These  loans are made generally to finance internal growth, mergers, acquisitions,  stock repurchases, leveraged  buy-outs,  and other corporate  activities.  Such loans are typically made by a syndicate of lending  institutions,  represented  by an agent  lending institution  that has negotiated and structured the loan and is responsible  for collecting interest,  principal,  and other amounts due on its own behalf and on behalf of the others in the  syndicate,  and for  enforcing  its and their other rights  against the borrower.  Alternatively,  such loans may be structured as a novation,  pursuant  to which the Fund  would  assume  all of the  rights of the lending  institution in a loan or as an  assignment,  pursuant to which the Fund would  purchase  an  assignment  of a portion of a lender's  interest  in a loan either directly from the lender or through an intermediary.

The Fund may also  purchase  trade or  other  claims  against  companies,  which generally  represent  money  owned  by the  company  to a  supplier  of goods or services.  These  claims may also be  purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness  acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional  cash on a certain date or on demand.  These commitments  may require the Fund to increase its  investment  in a company at a time when that Fund might not  otherwise  decide to do so  (including  at a time when the company's  financial condition makes it unlikely that such amounts will be  repaid).  To the extent  that the Fund is  committed  to advance  additional funds,  it will at all times hold and maintain in a  segregated  account cash or other  high  grade  debt  obligations  in an  amount  sufficient  to  meet  such commitments.  The Fund's ability to receive payment of principal,  interest, and other amounts due in connection with these  investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that the Fund will purchase,  the investment manager will rely upon its own (and not the  original  lending  institution's)  credit  analysis of the borrower.  As the Fund may be required to rely upon another lending  institution to collect and pass onto the Fund  amounts  payable with respect to the loan and to enforce the Fund's  rights under the loan and other direct  indebtedness,  an insolvency,  bankruptcy,  or reorganization of the lending institution may delay or prevent the Fund from  receiving such amounts.  In such cases,  the Fund will evaluate as well the  creditworthiness of the lending institution and will treat both the  borrower  and the lending  institution  as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the  diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct  indebtedness may make such loans and other direct indebtedness especially  vulnerable  to adverse  changes in  economic  or market  conditions.
Investments in such loans and other direct  indebtedness may involve  additional risk to the Fund.

The following  replaces the first paragraph in the section entitled  "Investment
Strategies  and Risks - Repurchase  Agreements"  on page 16 of the  Statement of
Additional Information:

In order to invest its short-term cash reserves or when in a temporary defensive
posture,   the  Fund  may  enter  into  repurchase   agreements  with  banks  or
broker/dealers  deemed  to be  creditworthy  by the  Manager,  under  guidelines approved  by the Board of  Trustees.  A  repurchase  agreement  is a  short-term investment in which the purchaser (i.e., the Fund) acquires  ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price,  thereby determining the yield during the purchaser's holding period.
Generally,  repurchase  agreements  are of short  duration,  often less than one week, but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in repurchase  agreements of over seven-days'  maturity or other illiquid assets.  Should an issuer of a repurchase  agreement fail to repurchase the underlying  security,  the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase  agreements to those which the Manager under the  guidelines of the Board of Trustees  determines to present  minimal  credit risks and which are of high quality. In addition,  the Fund must have collateral of at least 102% of the  repurchase  price,  including the portion  representing such Fund's  yield under such  agreements  which is  monitored on a daily basis.
Such  collateral  is held by the  Fund's  custodian  in book  entry  form.  Such agreements  may be considered  loans under the 1940 Act, but the Fund  considers repurchase  agreements  contracts for the purchase and sale of  securities,  and seeks to perfect a security interest in the collateral securities so that it has the  right to keep and  dispose  of the  underlying  collateral  in the event of default.

The following replaces the section entitled  "Investment  Strategies and Risks -
Restricted  and Illiquid  Securities"  on page 17 of the Statement of Additional
Information:

Restricted and Illiquid Securities
Most of the privately  placed  securities  acquired by the Fund will be eligible for resale by the Fund  without  registration  pursuant to Rule 144A ("Rule 144A
Securities")  under  the 1933 Act.  While  maintaining  oversight,  the Board of
Trustees has  delegated to the Manager the  day-to-day  function of  determining whether  individual  Rule 144A  Securities are liquid for purposes of the Fund's
15% limitation on investments in illiquid  securities.  The Board has instructed the Manager to consider the following  factors in determining the liquidity of a
Rule 144A  Security:  (i) the  frequency  of trades and  trading  volume for the security;  (ii)  whether at least three  dealers are willing to purchase or sell the security and the number of potential purchasers;  (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the  marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers, and the mechanics of transfer), and  whether a security  is listed on an  electronic  network  for  trading  the security.

Investing in Rule 144A Securities  could have the effect of increasing the level of the Fund's  illiquidity  to the extent that  qualified  institutional  buyers become,  for a period of time,  uninterested in purchasing these securities.  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer  liquid  and,  as a result,  the  Fund's  holdings  of
illiquid   securities  exceed  the  Fund's  15%  limit  on  investment  in  such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

                Please keep this Supplement for future reference.

This Supplement is dated August 24, 2007.

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